UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH ST. PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 –Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2008, Digital Angel Corporation (the “Company”) issued a press release announcing its plans to release its financial results for the third quarter of 2008 on Thursday, November 6, 2008, which included instructions on how to access a conference call it will host that same day.

A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosures.

On October 30, 2008, Joseph J. Grillo, the President and Chief Executive Officer of the Company, posted a letter to stockholders on the Company’s website regarding recent events including the reverse stock split and the restructuring program. A copy of the letter is attached hereto as Exhibit 99.2, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.2 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 8 — Other Events

Item 8.01 Other Events

The Company held a special meeting of stockholders on October 30, 2008. At this meeting, the stockholders approved both proposals stated in the Definitive Proxy Statement on Form DEF 14A filed with the Securities Exchange Commission on September 16, 2008. Therefore, effective November 10, 2008, the Company’s Certificate of Incorporation will be amended to effect a one-for-eight reverse stock split of the Company’s common stock and the number of authorized shares of common stock will be decreased from 190,000,000 shares to 35,000,000 shares.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Company dated October 30, 2008
99.2	Letter from the Chief Executive Officer of the Company to the stockholders dated October 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: October 30, 2008

By: /s/ Lorraine M. Breece

       Name: Lorraine M. Breece
       Title: Senior Vice President and
              Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit	Page
99.1	Press Release of the Company dated October 30, 2008
99.2	Letter from the Chief Executive Officer of the Company to the stockholders dated October 30, 2008

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